                                                       -------------------------
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                                                       -------------------------
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                                                       hours per response: 19.3
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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act file number 811-4915

                           DNP Select Income Fund Inc.
               (Exact name of registrant as specified in charter)

 55 East Monroe Street, Chicago, Illinois                  60603
 (Address of principal executive offices)               (Zip code)

      Nathan I. Partain                        John R. Sagan
      DNP Select Income Fund Inc.              Mayer, Brown, Rowe & Maw LLP
      55 East Monroe Street                    190 South LaSalle Street
      Chicago, Illinois 60603                  Chicago, Illinois 60603

                    (Name and address of agents for service)

Registrant's telephone number, including area code: (312) 368-5510

Date of fiscal year end: December 31

Date of reporting period: June 30, 2004

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C.(S) 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

        The Semi-Annual Report to Stockholders follows.

Dear Fellow Shareholders:

   Performance Review: On a long-term basis, as of June 30, 2004, your Fund had a three-year cumulative total return of 23.5%. In comparison, the S&P Utilities Index had a total return of -27.1%, while a composite of the S&P Utilities Index and the Lehman Utility Bond Index, reflecting the stock and bond ratio of the Fund, had a total return of -18.2%.

   On a shorter-term basis, your Fund had a total return of -5.9% for the quarter ended June 30, 2004. In comparison, the S&P Utilities Index had a total return of 1.3%. A composite of the S&P Utilities Index and the Lehman Utility Bond Index had a total return of -1.9%. Year-to-date your Fund had a total return of -0.3%. In comparison, the S&P Utilities Index had a total return of 3.8%. A composite of the S&P Utilities Index and the Lehman Utility Bond Index had a total return of 2.7%.

   During the second quarter of 2004, your Fund paid three monthly 6.5 cents per share dividends. The 6.5 cents per share monthly rate, without compounding, would be 78 cents annualized, or a 7.41% common stock dividend yield based on the June 30, 2004, closing price of $10.52. This compares favorably with the quarter-end yields of 3.58% on the Dow Jones Utility Index and 3.80% on the S&P Utilities Index.

   Background and Implications of Changes in the Fed's Monetary Policy: In recent years, the Federal Reserve's monetary policy has been "accommodative", meaning that it has been designed to stimulate economic growth by lowering short term interest rates, making money less expensive to borrow. In May 2004, however, the Federal Reserve's Open Market Committee (FOMC) announced that in order to curb inflationary tendencies it intends to start removing its accommodative stance "at a pace that is likely to be measured." What caused the Fed to change its policy, what can investors expect over the coming months from the Federal Reserve, and what are the implications for your Fund?

   The Federal Reserve's stated goal is fostering sustainable noninflationary growth. Economic growth reported thus far in 2004, especially gross domestic product (GDP), has been strong. Through the second quarter of 2004, year-over-year inflation-adjusted GDP expanded by 4.8%, compared to 4.4% for calendar year 2003, and 2.3% for 2002. The average rate of growth for the last 15 calendar years has been 3.0%. In addition to GDP, there is a second key measure of economic health--gains in employment--which has also begun to show strength in 2004. In his July congressional testimony, Fed Chairman Greenspan noted that gains in nonfarm payroll employment averaged about 200,000 per month for the last six months, up sharply from the 60,000 average for the last quarter of 2003. During the last 15 years, nonfarm job creation has averaged approximately 130,000 per month for all periods and about 200,000 a month in expansionary periods. Job creation has been an important factor in bringing the unemployment rate down from 6.3% in June 2003 to 5.5% in July 2004, a trend the Fed would like to see continue. From the Fed's perspective, the expanding rate of growth in both GDP and employment indicates that the stimulus provided in the recent past should be sufficient to sustain economic momentum and that it may be time to scale back the Fed's accommodative stance.

   The Fed is now concerned that economic growth can lead to inflation if demand for goods and services exceeds the economy's capacity to supply them. Recognizing that the improvement in the labor market will likely increase household income and eventually result in higher levels of consumption, the Fed is closely watching measures of the economy's ability to increase production without creating inflationary pressures. One important measure is capacity utilization, which now stands at 77.2%, higher than the previous figure but still below the 82.1% level that existed when the Fed last became less accommodative. The fact remains, however, that inflation has increased somewhat. Depending on which measure is chosen, much of the recent increase in inflation is related to the surge in energy prices. Because energy prices can be volatile, many economists believe some measures are better indicators of long-term inflation trends than others. Chairman Greenspan prefers the core personal consumption expenditure price index (PCE). This index measures the rate of price increase based on how consumers actually spend their money exclusive of volatile food and energy items. The twelve-month change in the core PCE was 1.1% at the end of last year and was reported to be 1.5% in June of this year.

   Although the increase of core PCE inflation is important, the level of increase is moderate. Also, it must be remembered that within the last twelve months the Fed was concerned about the possibility of deflation brought on by the economic impacts of the bear stock market and corporate scandals of 2000-2002; the capital goods expenditure contraction related to the falling stock market and the completion of year 2000 (Y2K) technology upgrades; and the terrorist attacks and war in Iraq. Nonetheless, the FOMC responded in May to the changing balance between demonstrated economic growth and uncertainties related to inflationary/deflationary pressures by deciding to remove monetary accommodation in a measured way.

   Investors got their first measures of restraint on June 30 and August 10, 2004, when the Fed raised the federal funds rate in two 25 basis point increments to 1.50%. If the Fed desires to return interest rates to a more neutral level, we can expect more increases in the period ahead, although how much is unknown. Some economists note that historically the real federal funds rate, the funds rate minus inflation, has averaged around 2.5%. Other economists favor the Taylor Rule which relies on central tendency forecasts of GDP and inflation. Yields on longer maturity Treasury notes and bonds also give a market expectation of the future path of interest rates. These and other methodologies forecast federal funds with a very wide range of 2.00% to 4.50% over the next 12 months.

   As a practical matter, it is the future course of unknown developments in economic growth and inflation, and the Federal Reserve's response to them, that will determine how high interest rates go. A case in point is the just released July payroll number which was so weak that some market participants have called into question the Fed's ability to pursue a measured tightening policy. Our favored scenario is moderate and recognizes the crosscurrents in the economic outlook. We think the funds rate will be moved to 2.00% over the remainder of this year, and then the Fed will pause to determine the economic reaction. Subsequently, if additional increases are required, rates will be managed higher, but if the economy weakens, there will be room once again to move rates lower.

   Investor perception historically has been that utility share prices can react to changes in interest rates. Over long periods, utility share prices have actually exhibited a relatively low correlation to interest rates, but over shorter periods factors affected by the level of interest rates can play a role. During periods of rapid capacity growth, like the nuclear power plant construction of the 1970's and 1980's, or the venture into unregulated businesses most recently seen in the late 1990's, utilities have funded projects with debt, increasing their interest costs. Currently, the utility industries--electric, gas, and telecommunications--are implementing back-to-basics strategies, including a return to core competencies, improved balance sheets, less debt, and more cash being returned to shareholders.

   During periods of generally high interest rates, the yields on other asset types can rise high enough to present an attractive risk adjusted alternative to utility stocks for some investors. Utilities and REITs are the highest yielding sectors of the stock market, and the bulwark of your Fund. Your Fund managers believe that choosing investments based on company management's ability to maintain and grow earnings and dividends is the best way to meet the Fund's current income objective and protect shareholder value.

   Closed-end mutual funds, including your Fund, benefit from the use of leverage--the ability to borrow money at relatively low short-term interest rates and invest in longer-term and higher yielding securities. Leverage therefore facilitates higher shareholder dividends. The future course of short and long-term interest rates will determine the level of advantage the Fund is able to derive from that strategy. During every period of Fed tightening since the 1970's, long-term rates have risen whenever the Fed has raised short-term rates. We anticipate that over the coming months all rates will rise, providing first a hurdle and than an opportunity to invest at higher yields.

   Board of Directors Meeting: At the regular July 2004 Board of Directors' meeting, the Board declared the following monthly dividends:

                   Cents Per Share Record Date  Payable Date
                   --------------- ------------ ------------
                         6.5...... August 31    September 10
                         6.5...... September 30 October 12
                         6.5...... October 29   November 10

   The determination of the character of all Fund distributions (specifying which portion is ordinary income, qualifying dividend income, short or long term capital gains, or return of capital) is made each year-end and is reported to shareholders on Form 1099-DIV, which is mailed every year in late January.

   At the February 2004 Board Meeting, the Board reviewed the Fund's dividend policy and reaffirmed the current 6.5 cents per share per month distribution rate. Interest rates are at or near 40-year lows and utility common stock dividends are well below their long-term average. Therefore, in 2004, the Fund has made increased use of realized gains to supplement its investment income and has reduced its use of short-term trading strategies designed to capture dividend income. Until the Fund utilizes all of its tax loss carryforwards, distributions to shareholders derived from realized gains will be treated as ordinary income for tax purposes. In addition, the reduced use of short-term trading strategies by the Fund will lower the Fund's portfolio turnover rate and transaction costs and, after the Fund utilizes all of its tax loss carryforwards, will potentially increase the portion of the Fund's distributions to shareholders that will be taxable at the lower income tax rate applicable to qualifying dividends. In the future, in order to maintain the Fund's dividend rate, in the absence of increases in the yields available on Fund investments and/or realizable gains on Fund investments, the Fund's dividend distributions may include a portion of non-taxable return of capital.

   Automatic Dividend Reinvestment Plan and Direct Deposit Service--The Fund has a dividend reinvestment plan available as a benefit to all registered shareholders. As long as the market price of the common stock of the Fund exceeds or is equal to the net asset value per share, new shares for the dividend reinvestment program are issued at the greater of either 95% of the market price or net asset value. If the market price per share of common stock is below the net asset value per share, shares are purchased in the open market at prevailing market prices, plus any brokerage commissions paid by The Bank of New York.

   Those shareholders whose shares are held for them by a brokerage house or nominee in "street-name" may not participate in the Fund's automatic dividend reinvestment plan. For such shareholders desiring automatic dividend reinvestment, we suggest you contact your broker or other nominee.

   As an added service, without cost to the shareholder, the Fund offers direct deposit service through electronic funds transfer to all registered shareholders currently receiving a monthly dividend check. This service is offered through The Bank of New York. For more information and/or an authorization form on automatic dividend reinvestment or direct deposit, please contact The Bank of New York (1-877-381-2537 or http://stock.bankofny.com).

   Visit us on the Web--You can obtain the most recent shareholder financial report and dividend information at our web site, http://www.dnpselectincome.com.

   We appreciate your interest in DNP Select Income Fund Inc., and we will continue to do our best to be of service to you.

             /s/ Claire V. Hansen       /s/ Nathan I. Partain
             Claire V. Hansen, CFA      Nathan I. Partain, CFA
             Chairman                   President and Chief
                                        Executive Officer

                          DNP SELECT INCOME FUND INC.
                            SCHEDULE OF INVESTMENTS
                                  (UNAUDITED)
                                 June 30, 2004

COMMON STOCKS--88.1%

                                                                  Market
                                                                  Value
     Shares    Company                                           (Note 1)
     --------- -------                                         ------------

               [_] ELECTRIC--52.1%

     1,501,000 Ameren Corp.................................... $ 64,482,960
       800,000 Cinergy Corp...................................   30,400,000
       500,000 Consolidated Edison, Inc.......................   19,880,000
       796,000 Dominion Resources Inc.........................   50,211,680
     1,000,000 DTE Energy Co..................................   40,540,000
       352,770 Duke Energy Corp...............................    7,157,703
     1,100,000 Energy East Corp...............................   26,675,000
     2,000,000 Exelon Corp....................................   66,580,000
     2,000,000 FirstEnergy Corp...............................   74,820,000
       600,000 FPL Group Inc..................................   38,370,000
     1,080,000 Iberdrola S.A. (Spain).........................   22,797,562
       215,000 National Grid Transco PLC ADR..................    8,421,550
       770,000 National Grid Transco PLC (United Kingdom).....    5,938,169
     1,200,000 NiSource, Inc..................................   24,744,000
     1,318,600 NSTAR..........................................   63,134,568
       700,000 Pinnacle West Capital Corp.....................   28,273,000
     1,375,000 Progress Energy Inc............................   60,568,750
     1,000,000 Public Service Enterprise Group Inc............   40,030,000
     1,000,000 Scottish & Southern Energy ADR.................   12,359,000
       850,000 Scottish & Southern Energy PLC (United Kingdom)   10,505,150
       368,700 Scottish Power PLC ADR.........................   10,880,337
     2,300,000 Southern Co....................................   67,045,000
     1,500,000 Vectren Corp...................................   37,635,000
       581,000 WPS Resources Corp.............................   26,929,350
     2,999,304 Xcel Energy Inc................................   50,118,370
                                                               ------------
                                                                888,497,149

               [_] GAS--7.6%

       926,000 AGL Resources Inc..............................   26,900,300
     1,000,000 Keyspan Corp...................................   36,700,000
       900,000 Peoples Energy Corp............................   37,935,000
     1,000,000 WGL Holdings Inc...............................   28,720,000
                                                               ------------
                                                                130,255,300

   The accompanying notes are an integral part of the financial statements.

                          DNP SELECT INCOME FUND INC.
                     SCHEDULE OF INVESTMENTS--(Continued)
                                  (UNAUDITED)
                                 June 30, 2004

                                                            Market
                                                            Value
          Shares    Company                                (Note 1)
          --------- -------                              ------------

                    [_] TELECOMMUNICATION--17.3%

          1,000,000 Alltel Corp......................... $ 50,620,000
          1,100,000 BCE Inc.............................   22,044,000
          1,730,000 BellSouth Corp......................   45,360,600
          1,250,000 Chunghwa Telecom Co. Ltd............   22,050,000
          1,642,230 SBC Communications, Inc.............   39,824,078
            450,000 Swisscom AG ADR.....................   14,949,000
            856,250 Telecom Corp of New Zealand Ltd. ADR   25,516,250
          1,068,400 Telstra Corp. Ltd. ADR..............   18,889,312
          1,519,000 Verizon Communications Inc..........   54,972,610
                                                         ------------
                                                          294,225,850

                    [_] NON-UTILITY--11.1%

             35,194 Alexandria Real Estate Equities Inc.    1,998,315
             64,478 AMB Property Corp...................    2,232,873
            251,692 Archstone Smith Trust...............    7,382,126
             66,534 Arden Realty Inc....................    1,956,765
            218,408 Boston Properties Inc...............   10,937,873
             77,653 Camden Property Trust...............    3,556,508
             78,453 CBL & Associates Properties Inc.....    4,314,915
            163,660 Centerpoint Properties Corp.........   12,560,905
            148,999 Corporate Office Properties Trust...    3,702,625
            229,309 Developers Diversified Realty Corp..    8,110,659
            145,828 Duke Realty Corp....................    4,638,789
             72,914 Equity Office Properties Trust......    1,983,261
            136,714 Equity Residential Properties Trust.    4,064,507
             53,774 Essex Property Trust Inc............    3,675,453
            334,291 General Growth Properties Inc.......    9,884,985
             84,130 Health Care Property Investors Inc..    2,022,485
             63,800 Health Care REIT Inc................    2,073,500
             53,526 Healthcare Realty Trust Inc.........    2,006,155
             72,914 Home Properties of New York Inc.....    2,842,188
             69,268 Hospitality Properties Trust........    2,930,036
             99,193 iStar Financial Inc.................    3,967,720
            142,080 Keystone Property Trust.............    3,414,182
             63,994 Kilroy Realty Corp..................    2,182,195
             21,968 Kimco Realty Corp...................      999,544

   The accompanying notes are an integral part of the financial statements.

                          DNP SELECT INCOME FUND INC.
                     SCHEDULE OF INVESTMENTS--(Continued)
                                  (UNAUDITED)
                                 June 30, 2004

                                                                Market
                                                                Value
      Shares    Company                                        (Note 1)
      --------- -------                                     --------------
         72,720 LaSalle Hotel Properties................... $    1,774,368
        142,067 The Macerich Co............................      6,800,747
        133,487 Maguire Properties Inc.....................      3,306,473
        116,597 Pan Pacific Retail Properties Inc..........      5,890,481
        265,662 ProLogis...................................      8,745,593
         78,538 Public Storage, Inc........................      3,613,533
         45,571 Realty Income Corp.........................      1,901,678
         84,355 Reckson Associates Realty Corp.............      2,316,388
         55,140 Shurgard Storage Centers Inc. Class A......      2,062,236
        259,811 Simon Property Group Inc...................     13,359,482
        187,571 S.L. Green Realty Corp.....................      8,778,323
         69,640 Starwood Hotels & Resorts Worldwide, Inc...      3,123,354
        253,595 United Dominion Realty Trust Inc...........      5,016,109
        229,679 Vornado Realty Trust.......................     13,116,968
        183,350 Weingarten Realty Investors................      5,735,188
                                                            --------------
                                                               188,979,485
                                                            --------------
                Total Common Stocks (Cost--$1,425,272,101).  1,501,957,784
                                                            --------------

      PREFERRED STOCKS--18.8%

                [_] UTILITY--18.8%

        200,000 Alltel Corp. 7 3/4% due 5/17/05............     10,032,000
        750,000 Ameren Corp. 9 3/4% due 5/15/05............     19,867,500
      1,200,000 Centurytel Inc. 6 7/8% due 5/15/05.........     29,796,000
        626,200 Cinergy Corp. 9 1/2% due 2/16/05...........     37,227,590
        450,000 Dominion Resources Inc. 9 1/2% due 11/16/04     24,480,000
        986,700 DTE Energy Co. 8 3/4% due 8/16/05..........     24,766,170
        223,500 EIX Trust II Series B 8.60% due 10/29/29...      5,636,670
        500,000 FPL Group Inc. 8 1/2% due 2/16/05..........     27,550,000
      1,200,000 Great Plains Energy Inc. 8% due 2/16/07....     30,000,000
        412,000 Keyspan Corp. 8 3/4% due 5/16/05...........     21,300,400
        775,000 Oneok Inc. 8 1/2% due 2/16/06..............     22,467,250
        500,000 Sempra Energy 8 1/2% due 5/17/05...........     15,150,000
        172,700 Southern Union Co. 5 3/4% due 8/16/05......     11,013,079
        400,000 TXU Corp. 8 3/4% due 11/16/05..............     19,032,000
        500,000 TXU Corp. 8 1/8% due 5/16/06...............     22,780,000
                                                            --------------
                Total Preferred Stocks (Cost--$306,441,093)    321,098,659
                                                            --------------

   The accompanying notes are an integral part of the financial statements.

                          DNP SELECT INCOME FUND INC.
                     SCHEDULE OF INVESTMENTS--(Continued)
                                  (UNAUDITED)
                                 June 30, 2004


BONDS--32.9%

                                                      Ratings
                                             --------------------------
                                                               Standard    Market
                                                                 and       Value
Par Value   Company                            Fitch   Moody's  Poor's    (Note 1)
---------   -------                          --------- ------- -------- ------------

            [_] ELECTRIC--11.2%

$18,050,000 Comed Financing II
            8 1/2%, due 1/15/27............. Not Rated  Baa2     BBB    $ 19,666,666
  7,500,000 Commonwealth Edison Co.
            9 7/8%, due 6/15/20............. A-         A3       A-        8,108,648
 24,000,000 Dominion Resources Capital Trust
            7.83%, due 12/01/27............. Not Rated  Baa2     BBB-     25,445,184
  5,000,000 El Paso Electric Co., Series E
            9.40%, due 5/01/11.............. Not Rated  Baa3     BBB-      5,681,190
  5,000,000 Illinois Power Co.
            7 1/2%, due 7/15/25............. CCC+       B1       B         5,050,000
 15,825,000 Niagara Mohawk Power Corp.
            8 7/8%, due 5/15/07............. Not Rated  Baa3     A-       17,926,307
  5,000,000 Progress Energy Inc.
            7 3/4%, due 3/01/31............. BBB-       Baa2     BBB-      5,621,215
  9,000,000 PSEG Power LLC
            8 5/8%, due 4/15/31............. BBB+       Baa1     BBB      11,024,982
 22,750,000 Puget Capital Trust
            8.231%, due 6/01/27............. Not Rated  Ba1      BB       21,063,838
 25,000,000 Southern California Edison Co.
            8.00%, due 2/15/07.............. BBB+       Baa2     BBB      27,632,975
 13,000,000 Southern Co. Capital Trust II
            8.14%, due 2/15/27.............. Not Rated  Baa1     BBB+     14,261,429
 10,000,000 Virginia Electric & Power Co.
            8 5/8%, due 10/01/24............ Not Rated  A2       A-       10,525,990
 17,700,000 Virginia Electric & Power Co.
            8 1/4%, due 3/01/25............. Not Rated  A2       A-       18,855,491
                                                                        ------------
                                                                         190,863,915

            [_] GAS--4.6%

  5,000,000 KN Energy Inc.
            7 1/4%, due 3/01/28............. BBB        Baa2     BBB       5,330,260
 10,000,000 Northern Border Partners LP
            8 7/8%, due 6/15/10............. BBB+       Baa2     BBB+     11,813,310

   The accompanying notes are an integral part of the financial statements.

                          DNP SELECT INCOME FUND INC.
                     SCHEDULE OF INVESTMENTS--(Continued)
                                  (UNAUDITED)
                                 June 30, 2004

                                                  Ratings
                                         --------------------------
                                                           Standard    Market
                                                             and       Value
Par Value   Company                        Fitch   Moody's  Poor's    (Note 1)
---------   -------                      --------- ------- -------- ------------
$15,000,000 Panhandle Eastern
            8 5/8%, due 4/15/25......... BBB-       Baa3     BBB-   $ 15,825,720
  6,488,000 Southern Union Co.
            7.60%, due 2/01/24.......... BBB        Baa3     BBB       6,892,475
  8,850,000 Southern Union Co.
            8 1/4%, due 11/15/29........ BBB        Baa3     BBB      10,142,551
 10,000,000 TE Products Pipeline Co.
            7.51%, due 1/15/28.......... Not Rated  Baa3     BBB      10,498,710
 15,500,000 Trans-Canada Pipeline
            9 1/8%, due 4/20/06......... Not Rated  A3       BBB+     17,051,984
                                                                    ------------
                                                                      77,555,010

            [_] TELECOMMUNICATION--6.4%

 22,000,000 British Telecom PLC
            8 3/8%, due 12/15/10........ A          Baa1     A-       25,724,644
  5,000,000 Centurytel Inc.
            6 7/8%, due 1/15/28......... BBB+       Baa2     BBB+      4,795,630
 15,000,000 Centurytel Inc.
            8 3/8%, due 10/15/10........ BBB+       Baa2     BBB+     16,969,215
 10,000,000 France Telecom SA
            7 3/4%, due 3/01/11......... A-         Baa2     BBB+     11,603,260
 17,625,000 GTE Corp.
            7.90%, due 2/01/27.......... A+         A3       A+       18,941,411
  5,000,000 GTE North Inc., Series C
            7 5/8%, due 5/15/26......... AA         A1       A+        5,211,835
  3,243,000 TCI Communications Inc.
            8.65%, due 9/15/04.......... BBB        Baa3     BBB       3,284,754
  4,314,000 Tritel PCS Inc.
            10 3/8%, due 1/15/11........ BBB        Baa2     BBB       4,985,077
 10,500,000 Verizon Global Funding Corp.
            7 3/4%, due 12/01/30........ A+         A2       A+       11,828,702
  5,000,000 Vodaphone Group PLC
            7 7/8%, due 2/15/30......... A          A2       A         5,965,955
                                                                    ------------
                                                                     109,310,483

   The accompanying notes are an integral part of the financial statements.

                          DNP SELECT INCOME FUND INC.
                     SCHEDULE OF INVESTMENTS--(Continued)
                                  (UNAUDITED)
                                 June 30, 2004

                                                               Ratings
                                                     ----------------------------
                                                                         Standard    Market
                                                                           and       Value
Par Value    Company                                   Fitch    Moody's   Poor's    (Note 1)
---------    -------                                 --------- --------- -------- ------------

             [_] NON-UTILITY--10.7%

#$25,000,000 Belford U.S. Capital Co. LLC
             1.22%, due 3/08/05..................... AAA       Not Rated   AAA    $ 25,006,600
   7,361,000 Continental Cablevision Inc.
             9.50%, due 8/01/13..................... Not Rated Baa3        BBB       8,172,734
# 45,000,000 Countrywide Home Loans Inc.
             1.21%, Series L, due 1/18/05........... A         A3          A        45,007,700
# 25,000,000 Credit Suisse First Boston USA Inc.
             1.95%, due 9/14/04..................... AA-       Aa3         A+       25,021,321
   8,000,000 Dayton Hudson Corp.
             9 7/8%, due 7/01/20.................... A         A2          A+       11,091,728
# 25,000,000 Liberty Lighthouse U.S. Capital Co. LLC
             1.31%, due 7/15/04..................... AAA       Not Rated   AAA      25,000,930
   7,030,000 Phillips Petroleum Co.
             8.50%, due 5/25/05..................... A-        A3          A-        7,392,607
# 15,000,000 Sigma Finance Inc.
             1.35%, due 1/28/05..................... AAA       Aaa         AAA      15,012,180
# 20,000,000 Stanfield Victoria Funding LLC
             1.58%, due 6/01/05..................... Not Rated Aaa         AAA      20,001,420
                                                                                  ------------
                                                                                   181,707,220
                                                                                  ------------
             Total Bonds (Cost--$550,047,292)....................................  559,436,628
                                                                                  ------------

U.S. TREASURY OBLIGATION--0.1%

   2,000,000 U.S. Treasury Bond
             10 3/4%, due 8/15/05................................................    2,190,080
                                                                                  ------------
             Total U.S. Treasury Obligation
             (Cost--$2,094,226)..................................................    2,190,080
                                                                                  ------------

   The accompanying notes are an integral part of the financial statements.

                          DNP SELECT INCOME FUND INC.
                     SCHEDULE OF INVESTMENTS--(Continued)
                                  (UNAUDITED)
                                 June 30, 2004

                                                                               Market
                                                                               Value
Par Value     Company                                                         (Note 1)
---------     -------                                                       ------------

U.S. GOVERNMENT AGENCY OBLIGATIONS--12.0%

 $ 25,000,000 Federal Home Loan Mortgage Corp.
              9%, due 11/15/13............................................. $ 25,600,450
  120,000,000 Federal National Mortgage Assn.
              8 1/2%, due 5/26/05..........................................  123,006,840
 # 13,223,842 Overseas Private Investment Corp., Series A
              1 1/2%, due 12/16/06.........................................   13,191,126
 #  8,408,828 Overseas Private Investment Corp., Series B
              1 1/2%, due 12/16/06.........................................    8,388,025
 #  2,206,105 Overseas Private Investment Corp., Series C
              1 1/2%, due 12/16/06.........................................    2,200,631
 #    910,147 Overseas Private Investment Corp., Series D
              1 1/2%, due 12/16/06.........................................      907,895
 #  8,910,723 Overseas Private Investment Corp., Series E
              1 1/2%, due 12/16/06.........................................    8,888,678
 #  4,418,734 Overseas Private Investment Corp., Series F
              1 1/2%, due 12/16/06.........................................    4,407,802
 #  4,030,911 Overseas Private Investment Corp., Series G
              1 1/2%, due 12/16/06.........................................    4,020,939
 #  2,904,433 Overseas Private Investment Corp., Series H
              1 1/2%, due 12/16/06.........................................    2,897,247
 #  6,705,421 Overseas Private Investment Corp., Series I
              1 1/2%, due 12/16/06.........................................    6,688,832
 #  2,903,447 Overseas Private Investment Corp., Series J
              1 1/2%, due 12/16/06.........................................    2,896,264
 #  1,279,885 Overseas Private Investment Corp., Series K
              1 1/2%, due 12/16/06.........................................    1,276,719
                                                                            ------------
              Total U.S. Government Agency Obligations (Cost--$208,449,795)  204,371,448
                                                                            ------------

   The accompanying notes are an integral part of the financial statements.

                          DNP SELECT INCOME FUND INC.
                     SCHEDULE OF INVESTMENTS--(Continued)
                                  (UNAUDITED)
                                 June 30, 2004

                                                                                         Market
Par Value/                                                                               Value
Shares       Company                                                                    (Note 1)
----------   -------                                                                 ---------------

MONEY MARKET INSTRUMENTS--14.1%

#$ 1,812,424 AIM STIC Liquid Assets Portfolio....................................... $     1,812,424
# 25,000,000 Bear Stearns Companies Inc. Master Note
             1.65%, due 7/01/04.....................................................      25,000,000
  35,000,000 General Electric Co.
             1.25%, due 7/01/04.....................................................      35,000,000
# 50,000,000 Greenwich Capital Markets Inc. Repurchase Agreement, 1.58%, dated
             6/30/04, due 7/01/04, with a repurchase price of $50,002,194 and collateralized by $1,414,516 CCMSC 2000-FL1A F CMO 3.81% due
             12/12/13; $2,026,955 TMST 2004-2 A2 CMO 1.49% due 6/25/44; and
             $47,546,501 WAMU 2004-AR6 A CMO 1.72% due 5/25/44......................      50,000,000
# 19,241,354 Janus Institutional Cash Reserves Fund.................................      19,241,354
# 40,000,000 Lehman Brothers Inc. Repurchase Agreement, 1.55%, dated 6/30/04, due
             7/01/04, with a repurchase price of $40,001,722 and collateralized by
             $4,208,703 BAYV 2002-CA M4 144A ABS 2.60% due 5/25/32; $5,578,272
             BAYV 2002-DA M4 144A ABS 2.70% due 8/25/32; $8,250,000 BAYV
             2004-B M3 144A ABS 3.52% due 5/28/39; $2,179,677 HEAT 2003-4N A
             144A ABS 8.00% due 11/27/33; $1,763,533 CPLT 1987-A B ABS 4.50% due
             10/01/29; $4,753,450 Emerald Investment Grade CBO II 144A 8.35% due
             2/24/12; $1,431,410 GT 1997-3 A5 ABS 7.14% due 3/15/28; $811,300
             INHEL 2003-A MV4 ABS 4.05% due 12/25/32; $6,633,945 NNIMS 2004-N1
             144A ABS 4.46% due 2/26/34; and $4,980,795 UCFCM 1998-2 A3 ABS
             6.16% due 8/15/19......................................................      40,000,000
# 20,000,000 Merrill Lynch Pierce Fenner & Smith Inc. Repurchase Agreement, 1.55%,
             dated 6/30/04, due 7/01/04, with a repurchase price of $20,000,861 and
             collateralized by $20,901,415 Kraft Foods Inc. 6.25% due 6/01/12.......      20,000,000
# 50,000,000 Nomura Securities International Inc. Repurchase Agreement, 1.55%, dated
             6/30/04, due 7/01/04, with a repurchase price of $50,002,153 and collateralized by $50,782,679 WBCMT 2004-C11 A5 CMO
             5.22% due 1/15/41......................................................      50,000,000
                                                                                     ---------------
             Total Money Market Instruments (Amortized Cost--$241,053,778)..........     241,053,778
                                                                                     ---------------
TOTAL INVESTMENTS (Cost--$2,733,358,285) (166.0%)................................... $2,830,108,377
                                                                                     ---------------

--------
# This security was purchased with the cash proceeds from securities loans.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common shares of the Fund.

   The accompanying notes are an integral part of the financial statements.

                          DNP SELECT INCOME FUND INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                                  (UNAUDITED)
                                 June 30, 2004


ASSETS:
Investments at market value:
 Common stocks (cost $1,425,272,101)....................................................... $1,501,957,784
 Preferred stocks (cost $306,441,093)......................................................    321,098,659
 Bonds (cost $550,047,292).................................................................    559,436,628
 U.S. Treasury obligation (cost $2,094,226)................................................      2,190,080
 U.S. government agency obligations (cost $208,449,795)....................................    204,371,448
 Money market instruments (amortized cost $241,053,778)....................................    241,053,778
                                                                                            --------------
   Total investments at value (cost--$2,733,358,285) including $403,896,653 of securities loaned................................................................................  2,830,108,377
Cash and cash equivalents..................................................................      7,132,324
Receivables:
 Interest..................................................................................      9,031,198
 Dividends.................................................................................      3,707,333
 Securities lending income.................................................................         69,038
Prepaid expenses...........................................................................        139,574
                                                                                            --------------
   Total Assets............................................................................ $2,850,187,844
                                                                                            ==============
LIABILITIES:
Payable for securities purchased...........................................................     10,424,157
Due to Adviser (Note 2)....................................................................      3,364,548
Due to Administrator (Note 2)..............................................................        859,385
Dividends payable on common stock..........................................................     14,306,850
Interest payable on remarketed preferred stock.............................................        364,586
Accrued expenses...........................................................................      1,159,806
Commercial paper outstanding (Note 6)......................................................    198,740,632
Payable upon return of securities on loan..................................................    417,005,836
Remarketed preferred stock ($.001 par value; 100,000,000 shares authorized and 5,000 shares
  issued and outstanding, liquidation preference $100,000 per share) (Note 5)..............    500,000,000
                                                                                            --------------
   Total Liabilities....................................................................... $1,146,225,800
                                                                                            ==============
CAPITAL:
Common stock ($.001 par value; 250,000,000 shares authorized and 220,105,383 shares issued
  and outstanding) (Note 4)................................................................        220,105
Paid-in surplus (Note 4)...................................................................  1,975,244,613
Accumulated net realized loss on investments...............................................   (331,391,385)
Distributions in excess of book net investment income......................................    (36,858,658)
Net unrealized appreciation on investments and foreign currency translation................     96,747,369
                                                                                            --------------
 Net assets applicable to common stock (equivalent to $7.74 per share based on 220,105,383 shares outstanding......................................................................  1,703,962,044
                                                                                            --------------
   Total Liabilities and Capital........................................................... $2,850,187,844
                                                                                            ==============

   The accompanying notes are an integral part of the financial statements.

                          DNP SELECT INCOME FUND INC.
                            STATEMENT OF OPERATIONS
                                  (UNAUDITED)
                    For the six months ended June 30, 2004


INVESTMENT INCOME:
 Interest................................................................................ $ 15,135,933
 Dividends (less withholding tax of $290,386)............................................   49,786,632
 Securities lending income, net..........................................................      522,416
                                                                                          ------------
   Total investment income...............................................................   65,444,981

EXPENSES:
 Management fees (Note 2)................................................................    6,817,173
 Remarketed preferred stock interest expense (Note 5)....................................    2,944,183
 Commercial paper interest expense (Note 6 ).............................................    1,268,128
 Administrative fees (Note 2)............................................................    1,736,385
 Transfer agent fees.....................................................................      252,700
 Custodian fees..........................................................................      261,700
 Remarketing agent fees..................................................................      631,944
 Shareholder reports.....................................................................      409,500
 Professional fees.......................................................................      443,575
 Directors' fees (Note 2)................................................................      341,000
 Other expenses..........................................................................      342,747
                                                                                          ------------
   Total expenses........................................................................   15,449,035
                                                                                          ------------
   Net investment income.................................................................   49,995,946

REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain on investments........................................................   76,399,731
 Net change in unrealized appreciation (depreciation) on investments and foreign currency translation...........................................................................  (88,521,767)
                                                                                          ------------
 Net realized and unrealized gain (loss).................................................  (12,122,036)
                                                                                          ------------
   Net increase in net assets applicable to common stock resulting from operations....... $ 37,873,910
                                                                                          ============

   The accompanying notes are an integral part of the financial statements.

                          DNP SELECT INCOME FUND INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                             For the
                                                                           six months     For the year
                                                                              ended          ended
                                                                          June 30, 2004   December 31,
                                                                           (UNAUDITED)        2003
                                                                         --------------  --------------
FROM OPERATIONS:
 Net investment income.................................................. $   49,995,946  $  159,624,172
 Net realized gain (loss)...............................................     76,399,731     (26,744,282)
 Net change in unrealized appreciation/(depreciation) on investments and
   foreign currency translation.........................................    (88,521,767)    159,347,831
                                                                         --------------  --------------
   Net increase in net assets applicable to common stock resulting from
     operations.........................................................     37,873,910     292,227,721

DISTRIBUTIONS TO COMMON STOCKHOLDERS FROM:
 Net investment income--(Note 3)........................................    (85,631,509)   (173,011,472)
                                                                         --------------  --------------
   Total distributions to common stockholders...........................    (85,631,509)   (173,011,472)

FROM CAPITAL STOCK TRANSACTIONS (Note 4):
 Shares issued to common stockholders from dividend reinvestment........     13,433,504      26,099,457
                                                                         --------------  --------------
 Net increase in net assets derived from capital share transactions.....     13,433,504      26,099,457
                                                                         --------------  --------------
   Total increase (decrease)............................................    (34,324,095)    145,315,706

TOTAL NET ASSETS APPLICABLE TO COMMON STOCK:
 Beginning of period....................................................  1,738,286,139   1,592,970,433
                                                                         --------------  --------------
 End of period (including distributions in excess of book net investment income of $36,858,658 and $12,501,788, respectively)................. $1,703,962,044  $1,738,286,139
                                                                         ==============  ==============

   The accompanying notes are an integral part of the financial statements.

                          DNP SELECT INCOME FUND INC.
                            STATEMENT OF CASH FLOWS
                                  (UNAUDITED)
                    For the six months ended June 30, 2004


INCREASE (DECREASE) IN CASH

Cash flows provided by (used for) operating activities:
 Interest received................................................................ $  16,016,177
 Income dividends received........................................................    49,684,710
 Securities lending income, net...................................................       528,712
 Expenses paid (excluding interest)...............................................   (14,259,485)
 Interest paid on commercial paper................................................    (1,025,060)
 Purchase of investment securities................................................  (752,235,821)
 Proceeds from sale/redemption of investment securities...........................   766,844,181
 Amortization of premiums and discounts on debt securities........................     7,802,129
                                                                                   -------------
   Net cash provided by operating activities..................................................      73,355,543

Cash flows provided by (used for) financing activities:
 Dividends paid...................................................................   (88,828,240)
 Proceeds from issuance of common stock under dividend reinvestment
   plan...........................................................................    13,433,504
 Net cash used for commercial paper issuance......................................      (234,308)
                                                                                   -------------
   Net cash used in financing activities......................................................     (75,629,044)
                                                                                                  ------------
Net decrease in cash and cash equivalents........................................................   (2,273,501)
Cash and cash equivalents--beginning of period...................................................    9,405,825
                                                                                                  ------------
Cash and cash equivalents--end of period......................................................... $  7,132,324
                                                                                                  ============
Reconciliation of net increase in net assets resulting from operations to net cash provided by operating activities:
 Net increase in net assets resulting from operations...........................................  $ 37,873,910
   Change in investments..........................................................    14,608,361
   Net realized gain on investments...............................................   (76,399,731)
   Net change in unrealized appreciation (depreciation) on investments............    88,521,767
   Amortization of premiums and discounts on debt securities......................     7,802,129
   Decrease in interest receivable................................................       880,243
   Increase in dividends receivable...............................................      (101,922)
   Increase in accrued expenses...................................................       164,490
   Decrease in other receivable...................................................         6,296
                                                                                   -------------
     Total adjustments......................................................................        35,481,633
                                                                                                  ------------
 Net cash provided by operating activities......................................................  $ 73,355,543
                                                                                                  ============

   The accompanying notes are an integral part of the financial statements.

                          DNP SELECT INCOME FUND INC.
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)
                                 June 30, 2004

(1) SIGNIFICANT ACCOUNTING POLICIES:

   DNP SELECT INCOME FUND INC. (the "Fund") was incorporated under the laws of the State of Maryland on November 26, 1986. The Fund commenced operations on January 21, 1987, as a closed-end diversified management investment company registered under the Investment Company Act of 1940. The primary investment objectives of the Fund are current income and long-term growth of income. Capital appreciation is a secondary objective.

   The following are the significant accounting policies of the Fund:

      (a) The market values for securities are determined as follows: Equity securities traded on a national securities exchange or traded over-the-counter and quoted on the NASDAQ System are valued at last sales prices. Fixed income securities and any other securities for which it is determined that market prices are unavailable or inappropriate are valued at a fair value using a procedure determined in good faith by the Board of Directors which includes the use of a pricing service. Each money market instrument having a maturity of 60 days or less is valued on an amortized cost basis, which approximates market value.

      (b) Repurchase agreements are fully collateralized by U.S. Treasury, U.S. Government Agency and other investment grade securities. All collateral is held by an independent third-party custodian bank on behalf of the Fund until maturity of the repurchase agreement. Provisions of the agreement provide that the market value of the collateral plus accrued interest on the collateral is greater than or equal to the repurchase price plus accrued interest at all times. In the event of a default or bankruptcy by the other party to the agreements, the Fund maintains the right to sell the underlying collateral securities at market value; however realization and/or retention of the collateral may be subject to legal proceedings.

      (c) No provision is made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and has made such distributions to its shareholders deemed necessary to be relieved of all Federal income taxes under provisions of current Federal tax law. The Fund intends to utilize provisions of Federal income tax laws which allow a realized capital loss to be carried forward for eight years following the year of loss and offset such losses against any future realized gains. At December 31, 2003, the Fund had tax capital loss carry forwards of $387,291,560 of which $49,518,674 will expire in 2007; $126,699,370 will expire in 2010 and $211,073,516 will expire in 2011.

      At December 31, 2003, on a tax basis, the Fund had undistributed net investment income of $6,008,643; and based on a $2,712,873,413 tax cost of investments, gross unrealized appreciation of $253,248,708 and unrealized depreciation of $92,979,901. The difference between the book basis and tax basis of distributable earnings are primarily a result of tax deferral of wash sale losses, the accretion of market discount and amortization of premiums.

      (d) Security transactions are recorded on the trade date. Realized gains or losses from sales of securities are determined on the specific identified cost basis. Dividend income is recognized on the ex-dividend date. Interest income and expense are recognized on the accrual basis. Discounts and premiums on securities are amortized over the lives of the respective securities for book purposes. Discounts and premiums are not amortized for tax purposes.

                          DNP SELECT INCOME FUND INC.
                  NOTES TO FINANCIAL STATEMENTS--(Continued)
                                  (UNAUDITED)
                                 June 30, 2004


      (e) The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(2) MANAGEMENT ARRANGEMENTS:

   The Fund has engaged Duff & Phelps Investment Management Co. (the "Adviser") to provide professional investment management services for the Fund and has engaged J. J. B. Hilliard, W. L. Lyons, Inc. (the "Administrator") to provide administrative and management services for the Fund. The Adviser receives a quarterly fee at an annual rate of .60% of the average weekly net assets of the Fund up to $1.5 billion and .50% of average weekly net assets in excess thereof. The Administrator receives a quarterly fee at annual rates of .25% of average weekly net assets up to $100 million, .20% of average weekly net assets from $100 million to $1 billion, and .10% of average weekly net assets over $1 billion. For purposes of the foregoing calculations, "average weekly net assets" is defined as the sum of (i) the aggregate net asset value of the Fund's common stock (ii) the aggregate liquidation preference of the Fund's preferred stock and (iii) the aggregate proceeds to the Fund of commercial paper issued by the Fund. Directors of the Fund not affiliated with the Adviser receive a fee of $25,000 per year plus $2,000 per board meeting, plus $1,500 per committee meeting attended. Committee Chairmen receive an additional fee of $5,000 per year. Total fees paid to directors for the six months ended June 30, 2004 were $205,977.

(3) DIVIDENDS:

   The Board of Directors has authorized the following distributions to common stockholders from investment income in 2004:

             Record  Payable  Dividend   Record  Payable  Dividend
              Date    Date    Per Share   Date    Date    Per Share
            -------- -------- --------- -------- -------- ---------
            01-30-04 02-10-04   $.065   04-30-04 05-10-04   $.065
            02-27-04 03-10-04    .065   05-28-04 06-10-04    .065
            03-31-04 04-12-04    .065   06-30-04 07-12-04    .065

   The tax basis for all distributions is determined after year end and may include qualifying and non-qualifying ordinary income, short or long term capital gains or return of capital.

(4) CAPITAL STOCK TRANSACTIONS:

   The Fund may purchase shares of its own stock in open market or private transactions, from time to time and in such amounts and at such prices (not exceeding $100,000 plus accumulated and unpaid dividends in the case of the Fund's remarketed preferred stock and less than net asset value in the case of the Fund's common stock) as management may deem advisable. Since any such purchases of the Fund's common stock would be made at prices below net asset value, they would increase the net asset value per share of the remaining shares of common stock outstanding. The Fund has not purchased any shares of its common stock.

                          DNP SELECT INCOME FUND INC.
                  NOTES TO FINANCIAL STATEMENTS--(Continued)
                                  (UNAUDITED)
                                 June 30, 2004


   Transactions in common stock and paid-in surplus during 2003 and for the six months ended June 30, 2004 were as follows:

                                                 Shares        Amount
                                               ----------- --------------
       For the year ended December 31, 2003:
          Beginning capitalization............ 216,169,515 $1,935,931,757
          Dividend reinvestment...............   2,625,240     26,099,457
                                               ----------- --------------
              Total capitalization............ 218,794,755 $1,962,031,214
                                               =========== ==============
       For the six months ended June 30, 2004:
          Beginning capitalization............ 218,794,755 $1,962,031,214
          Dividend reinvestment...............   1,310,628     13,433,504
                                               ----------- --------------
              Total capitalization............ 220,105,383 $1,975,464,718
                                               =========== ==============

(5) REMARKETED PREFERRED STOCK:

   In 1988, the Fund issued 5,000 shares of Remarketed Preferred Stock ("RP") in five series of 1,000 shares each at a public offering price of $100,000 per share. The underwriting discount and other expenses incurred in connection with the issuance of the RP were recorded as a reduction of paid-in surplus on common stock. Dividends on the RP are cumulative at a rate which was initially established for each series at its offering. Since the initial offering of each series, the dividend rate on each series has been reset every 49 days by a remarketing process. Dividend rates ranged from 1.04% to 1.65% during the six months ended June 30, 2004.

   The RP is redeemable at the option of the Fund on any dividend payment date at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the RP, and the RP is subject to mandatory redemption if that asset coverage is not maintained. Each series of RP is also subject to mandatory redemption on a date certain as follows: Series A--November 28, 2012; Series B--November 18, 2015; Series C--November 7, 2018; Series D--December 22, 2021; and Series E--December 11, 2024.

   In general, the holders of the RP and of the Common Stock have equal voting rights of one vote per share, except that the holders of the RP, as a class, vote to elect two members of the Board of Directors, and separate class votes are required on certain matters that affect the respective interests of the RP and the Common Stock. The RP has a liquidation preference of $100,000 per share plus accumulated and unpaid dividends.

(6) COMMERCIAL PAPER:

   The Board of Directors has authorized the Fund to issue up to $200,000,000 of Commercial Paper Notes (the "Notes") in minimum denominations of $100,000 with maturities up to 270 days. The Notes generally will be sold on a discount basis, but may be sold on an interest-bearing basis. The Notes are not redeemable by the Fund nor are they subject to voluntary prepayment prior to maturity. The aggregate amount of Notes outstanding changes from time to time. The Notes are unsecured, general obligations of the Fund. The Fund has entered into

                          DNP SELECT INCOME FUND INC.
                  NOTES TO FINANCIAL STATEMENTS--(Continued)
                                  (UNAUDITED)
                                 June 30, 2004

a credit agreement to provide liquidity. The Fund is able to request loans under the credit agreement of up to $100,000,000 at any one time, subject to certain restrictions. Interest rates on the Notes ranged from 1.21% to 1.48% during the six months ended June 30, 2004. At June 30, 2004, the Fund had Notes outstanding of $198,740,632.

(7) INVESTMENT TRANSACTIONS:

   For the six months ended June 30, 2004, purchases and sales of investment securities (excluding short-term securities) were $697,661,985 and $646,861,522, respectively.

   The Fund may lend portfolio securities to a broker/dealer. Loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The Fund receives a portion of the income earned on the securities held as collateral and continues to earn income on the loaned securities. Security loans are subject to the risk of failure by the borrower to return the loaned securities in which case the Fund could incur a loss. At June 30, 2004, the Fund had loaned portfolio securities with a market value of $403,896,653 to a broker/dealer and received $417,005,836 of cash collateral. This cash was invested in securities as shown in the Schedule of Investments.

                               -----------------

   A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 or is available on the Fund's web site http://www.dnpselectincome.com or on the SEC's web site http://www.sec.gov.

                          DNP SELECT INCOME FUND INC.
           FINANCIAL HIGHLIGHTS--SELECTED PER SHARE DATA AND RATIOS

   The table below provides information about income and capital changes for a share of common stock outstanding throughout the periods indicated:

                                    For the six
                                   months ended                 For the year ended December 31
                                   June 30, 2004 -----------------------------------------------------------
                                    (UNAUDITED)     2003         2002        2001        2000         1999
                                   ------------- ----------  ----------   ----------  ----------  ----------
Net asset value:
  Beginning of period.............  $     7.94   $     7.37  $     9.18   $    10.51  $     8.77  $    10.36
                                    ----------   ----------  ----------   ----------  ----------  ----------
  Net investment
   income(1)(2)...................        0.28         0.75        0.79         0.77        0.88        0.89
  Net realized gain (loss) and
   change in unrealized
   appreciation/(depreciation) on
   investments....................       (0.09)        0.62       (1.78)       (1.23)       1.76       (1.59)
  Dividends on preferred stock
   from net investment
   income(1)......................          --           --       (0.04)       (0.08)      (0.11)      (0.10)
                                    ----------   ----------  ----------   ----------  ----------  ----------
  Total from investment
   operations applicable to
   common shares..................        0.19         1.37       (1.03)       (0.54)       2.53       (0.80)
  Dividends on common stock
   from net investment
   income.........................       (0.39)       (0.80)      (0.78)       (0.79)      (0.79)      (0.79)
                                    ----------   ----------  ----------   ----------  ----------  ----------
Net asset value:
  End of period...................  $     7.74   $     7.94  $     7.37   $     9.18  $    10.51  $     8.77
                                    ==========   ==========  ==========   ==========  ==========  ==========
Per share market value:
  End of period...................  $    10.52   $    10.96  $     9.90   $    11.06  $    10.50  $     8.31
Ratio of expenses to average net
 assets applicable to common
 stock(1).........................        1.78%*       1.89%       1.44%        1.57%       1.79%       1.66%
Ratio of net investment income to
 average net assets applicable to
 common stock(1)(2)...............        5.77%*       9.88%       9.63%        8.63%       9.73%       9.40%
Total investment return on market
 value............................       (0.27%)      19.82%      (3.04%)      13.67%      37.37%     (19.85%)
Portfolio turnover rate(2)........       26.65%      242.69%     197.27%      213.48%     229.70%     223.78%
Net assets applicable to common
 stock, end of period (000s
 omitted).........................  $1,703,962   $1,738,286  $1,592,970   $1,959,697  $2,216,014  $1,828,128

--------
*  Annualized
(1)Upon the adoption of FAS 150 in 2003, dividends on preferred stock are included in interest expense and are part of net investment income. Absent this change in accounting, per share net investment income and dividends on preferred stock would have been $.30 and $.02, respectively for the six months ended June 30, 2004 and $.78 and $.03, respectively in 2003. The ratios of expenses and net investment income to average net assets applicable to common stock would have been 1.44% and 6.11%, annualized, respectively for the six months ended June 30, 2004 and 1.51% and 10.25%, respectively for 2003.
(2)In 2004, the Fund has reduced its use of short-term trading strategies designed to capture dividend income and has made increased use of realized gains to supplement its investment income. Until the Fund utilizes all of its tax loss carryforwards, distributions to shareholders derived from such realized gains will be treated as ordinary income for tax purposes. In addition, the reduced use of short-term trading strategies has reduced the Fund's portfolio turnover rate.

Board of Directors

STEWART E. CONNER

CONNIE K. DUCKWORTH

ROBERT J. GENETSKI

CLAIRE V. HANSEN, CFA

FRANCIS E. JEFFRIES, CFA

NANCY LAMPTON

CHRISTIAN H. POINDEXTER

CARL F. POLLARD

DAVID J. VITALE

Officers

CLAIRE V. HANSEN, CFA
Chairman

FRANCIS E. JEFFRIES, CFA
Vice Chairman

NATHAN I. PARTAIN, CFA
President, Chief Executive Officer and Chief Investment Officer

JOYCE B. RIEGEL
Chief Compliance Officer

T. BROOKS BEITTEL, CFA
Senior Vice President and Secretary

MICHAEL SCHATT
Senior Vice President

JOSEPH C. CURRY, JR.
Vice President and Treasurer

DIANNA P. WENGLER
Assistant Vice President and
Assistant Secretary

DNP Select
Income Fund Inc.

Common stock listed on the New York Stock Exchange under the symbol DNP

55 East Monroe Street
Chicago, Illinois 60603
(312) 368-5510

Shareholder inquiries please contact

Transfer Agent
Dividend Disbursing
Agent and Custodian

The Bank of New York
Shareholder Relations
Church Street Station
P.O. Box 11258
New York, New York 10286-1258
(877) 381-2537

Investment Adviser

Duff & Phelps
Investment Management Co.
55 East Monroe Street
Chicago, Illinois 60603

Administrator

J.J.B. Hilliard, W.L. Lyons, Inc.
Hilliard Lyons Center
Louisville, Kentucky 40202
(888) 878-7845

Legal Counsel

Mayer, Brown, Rowe & Maw LLP
190 South LaSalle Street
Chicago, Illinois 60603

Registered Independent Public Accounting Firm

Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

                                                                     DNP Select
                                                               Income Fund Inc.

                                                             Semi-Annual Report

                                                                  June 30, 2004
[LOGO]

ITEM 2.   CODE OF ETHICS.

          Not applicable to semi-annual reports.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

          Not applicable to semi-annual reports.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

          Not applicable to semi-annual reports.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS

          Not applicable to semi-annual reports.

ITEM 6.   SCHEDULE OF INVESTMENTS

          Included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable to semi-annual reports.

ITEM 8. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

          During the period covered by this report, no purchases were made by or on behalf of the registrant or any "affiliated purchaser" (as defined in Rule 10b-18(a)(3) under the Exchange Act) of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 9.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

          No changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (i.e., in the registrant's Proxy Statement dated March 1, 2004) or this Item.

ITEM 10.  CONTROLS AND PROCEDURES.

          (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "1940 Act")) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

          (b) There has been no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11.  EXHIBITS.

     (a)  Exhibit 99.CERT      Certifications pursuant to Section 302 of the
                               Sarbanes-Oxley Act of 2002

     (b)  Exhibit 99.906CERT   Certifications pursuant to Section 906 of the
                               Sarbanes-Oxley Act of 2002

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                            DNP SELECT INCOME FUND INC.


By (Signature and Title)                /s/ Nathan I. Partain
                                        ----------------------------------------
                                        Nathan I. Partain
                                        President and Chief Executive Officer

Date August 20, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)                /s/ Nathan I. Partain
                                        ----------------------------------------
                                        Nathan I. Partain
                                        President and Chief Executive Officer

Date August 20, 2004


By (Signature and Title)                /s/ Joseph C. Curry, Jr.
                                        ----------------------------------------
                                        Joseph C. Curry, Jr.
                                        Vice President and Treasurer

Date August 20, 2004